Prospectus Supplement dated Dec. 10, 2004*

Product Name                                                         Form #
American Express(R) Single Premium Variable Life                 S-6199 D (4/04)

The following information replaces the first three paragraphs under the "Proceeds Payable Upon Death" section on page 27 of the prospectus:

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the insured's death when death occurs on a valuation date, or otherwise as of the next valuation date following the date of the insured's death (death benefit valuation date).

If that death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o  the specified amount; or

o  the applicable percentage of the policy value.

If that death is on or after the insured's attained insurance age 100, the death benefit amount will be the greater of the following:

o  the policy value on the death benefit valuation date; or

o  the policy value at the insured's attained insurance age 100.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6199-2 A (12/04)

*VALID UNTIL MAY 1, 2005.